Investor PRESENTATION June 2024 Exhibit 99.2

This Management Presentation (this “Presentation”) is the property of Vince Holding Corp. and its subsidiaries (collectively, “Vince” or the “Company”). By accepting this Presentation, the recipient acknowledges that it has read, understood and accepted the terms of this disclaimer. This Presentation is not a formal offer to sell or solicitation of an offer to buy the Company’s securities. Information contained in this Presentation should not be relied upon as advice to buy or sell or hold such securities or as an offer to sell such securities. No representation or warranty, express or implied, is or will be given by the Company or its affiliates, directors, officers, partners, employees, agents or advisers or any other person as to the accuracy, completeness, reasonableness or fairness of any information contained in this Presentation and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements relating thereto. By acceptance of this Presentation, each recipient agrees not to copy, reproduce or distribute to others the Presentation, in whole or in part, without the prior written consent of the Company, and will promptly return this Presentation to the Company upon request.   This Presentation may contain forward-looking statements under the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact or relating to present facts or current conditions included in this presentation are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “target,” “plan,” “intend,” “believe,” “may,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. These forward-looking statements are not guarantees of actual results, and our actual results may differ materially from those suggested in the forward-looking statements. These forward-looking statements involve a number of risks and uncertainties, some of which are beyond our control, including those as set forth from time to time in our Securities and Exchange Commission (the “SEC”) filings, including those described in our Annual Report on Form 10-K under “Item 1A – Risk Factors” filed with the SEC on May 2, 2024. Any forward-looking statement made by the Company in this Presentation speaks only as of the date on which it is made. Except as may be required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.  Market data and industry information used in this presentation are based on independent industry surveys and publications and other publicly available information prepared by third party sources. Although the Company believes that these sources are reliable as of their respective dates, it has not verified the accuracy or completeness of this information from independent sources. Disclaimer

KEY INVESTMENT HIGHLIGHTS Global Retailer/Wholesaler Operating a Leading Premium Contemporary Fashion Brand Attractive Demographics with Strong Customer Loyalty Strategically Positioned with Long Runway for Profitable Growth Strengthened Balance Sheet through Strategic Partnership with Authentic Brands Group Enhanced Focus on Actionable Growth Initiatives

2022 Celebrates 20th Anniversary Opens first retail store in China Established in 2002, Vince has crafted understated luxury with a California-inspired ease, embodying the aspirational, laid-back lifestyle and optimism of the west coast. Our pieces continue to move through seasons, occasions, and phases of one’s life with ease, and most importantly, help them feel their most comfortable and confident – the truest luxury. Company Overview 2002 Vince is Founded 2010 Launches e-commerce 2008 Opens first company-owned retail location 2012 Launch of shoe licenses with Caleres 2018 Launches Unfold (subscription service) 2019 Opens first international company-owned store in London 2021 Introduces responsible fabrics 2023 Forms ABG Vince through Strategic Partnership with Authentic Brands Group; ABG Vince acquires Vince IP 2007 Vince introduces menswear line

On May 25, 2023 Vince Holding Corp. and Authentic Brands Group entered into a licensing arrangement whereby VNCE contributes its intellectual property to a newly formed “ABG Vince” entity for a total consideration of $76.5 million in cash from Authentic and a 25% membership interest in ABG Vince. In connection with the Transaction, VNCE entered into an exclusive, long-term license agreement to use the contributed intellectual property for VNCE’s existing business in a manner consistent with the Company’s current wholesale, retail and e-commerce operations. The License Agreement contains an initial ten-tear term and eight ten-year renewal options allowing VNCE to renew the agreement. The transaction strengthened VNCE’s balance sheet allowing for greater flexibility to accelerate strategic growth initiatives. Illustrative Transaction Structure Illustrative Go-Forward Structure Vince Holding Corp (NYSE: VNCE) Authentic Brands Group ABG Vince Vince Brand Intellectual Property $76.5M Cash 25% Stake in ABG Vince 75% Stake in ABG Vince Vince Holding Corp (NYSE: VNCE) ABG Vince Royalty Payments Quarterly Cash Distribution Strategic Partnership with Authentic Brands Group

VNCE CORE PRODUCT CATEGORIES WOMEN’S APPAREL Dresses Skirts Sweaters Jackets & Outerwear Shirts & Tops T-Shirts Pants & Shorts MEN’S APPAREL T-Shirts & Polos Sweatshirts & Hoodies Shirts Pants & Shorts Sweaters Jackets & Outerwear OTHER Baby ABG VNCE PRODUCT CATEGORIES Footwear Home Scarves Men’s Tailored Apparel and Accessories Hats Handbags and Small Leather Goods Our Products

Key Brand Attributes that Resonate with our Customer Quality Craftsmanship Understated Luxury Effortless Confident Versatile Enduring Distinctive Sophisticated Elevated

Our Customer THE VINCE WOMAN The Vince woman appreciates subtlety, optimism and warmth. She embraces unexpected feminine details. Sophistication and ease are of equal importance. Travel and a global lifestyle influence her style choices. The Vince women’s collections are clean, effortless and feminine. They feature a variety of proportions, fabrics and textures. They embody a relaxed vibe that is at the same time polished and simple. Ages 30 – 50 80% Female THE VINCE MAN The Vince man appreciates quality and simple, uncomplicated design. He looks for clothing that is versatile, comfortable and unpretentious. The collections are informed by fashion but remain timeless. With a casual spirit, the refined designs represent California at its most classic and elevated form. Ages 30 – 50 20% Male

Favorite Brand Vince is clearly positioned as a luxury brand with its affluent and loyal customer base Cashmere Favorites: 01 02 03 04 05 06 61% Say Vince is their favorite cashmere brand Silk* Favorites: 01 02 03 04 05 54% Say Vince is their favorite silk brand Leather Favorites: 01 02 03 05 06 07 19% Say Vince is their favorite leather brand 04 08 09 10 11 13 12 Based on 2023 Market Research; *Only asked of females

We sell in over 800 Wholesale locations around the world including sales to major department stores, specialty retail and third-party e-commerce sites Strong relationships with high-quality partners with our largest wholesale partner, Nordstrom, representing 20% of our total revenue for fiscal 2023 Wholesale Global Wholesale Breakout ($ in Millions) 84% Net Sale Wholesale US 16% Net Sale Wholesale International As of Year-End Fiscal 2023

Our stores are located in major cities coast to coast, in distinguished neighborhoods and prominent shopping malls Direct-to-Consumer: Retail Stores UNITED STATES: 47 Full Price 15 Outlet UNITED KINGDOM: 1 Full Price CHINA: 2 Full Price Store count as of Q1 Fiscal 2024

Ecommerce re-platform launched September 2022. Upgrading digital experience with improvements to site speed, mobile experience and user journey to meet the expectations of consumers New Consumer Data Platform (“CDP”) provides greater insights into who our customer is and how they like to shop with us allowing us to be more targeted and more effective with our marketing spend Direct-to-Consumer: E-Commerce Leveraging CDP enables us to: Increase Long Term Value of our Customer Extend the lifecycle of our average Customer Encourage a wider selection of Vince products

Expected to generate $30M+ in cost savings over next 3 years to offset royalty expenses The transformation program is focused on improving the company’s gross margin profile and driving cost efficiencies through, among other things: Streamlining manufacturing and production operations Reducing promotional activity and optimizing breadth and depth of markdowns Enhancing efficiencies withing store operations, corporate overhead and third-party spend. Transformation Program

Drive brand engagement fueled by customer insights and analytics Increase Men’s business to 30% of total revenue within 3 years while also growing Women’s business Expand international presence through wholesale and DTC channels Enhance and selectively expand retail doors in U.S. market with focus on to top 25 retail trade areas Leverage investment in ABG Vince to benefit from expansion of Vince brand into adjacent products Strategic Growth Initiatives

Q1 NET SALES ($ in millions) $64.0 $59.2 Q1 Net Sales Declined 7.6% vs. LY Driven By: Strategic Decision to Pullback Off-price Wholesale Business and Promotional Activity in DTC Channels Q1 Gross Margin Rate Expanded 440 Bps vs. LY Driven By: Lower promotional activity and discounting and lower product costing due in part to Transformation Plan and despite royalty expenses in Q1 that were not incurred in the prior year Q1 Income from Operations was $5.6 Million; Excluding the benefit of $7.6 million related to the nominal sale of all outstanding shares of Rebecca Taylor, which prior to the sale was in a net liability position, Q1 Adjusted Loss from Operations1 was $(2.0) Million Q1 Vince Adjusted Loss from Operations1 Margin (3.4)% Exceeding Prior Outlook Q1 ADJ. LOSS FROM OPERATIONS1 ($ in millions) $(0.3) $(2.0) Q1 Fiscal 2024 Results Q1 GROSS PROFIT ($ in millions) $29.6 $29.9 46.2% 50.6% 1 Non-GAAP financial measure; See Appendix for reconciliation to GAAP financial measure

Q2 and Full Year Fiscal 2024 Outlook Sales Growth (LSD)% to Flat vs. $69.4M Q2 FY23 Q2 Fiscal 2024 Full Year Fiscal 2024 Operating Margin (750) to (500) Bps vs. 4.1% Adj. Op. Mgn. Q2 FY23 Sales Growth +LSD % vs. $292.9M FY23 Operating Margin Flat to +25 Bps vs. 1.4% Adj. Op. Mgn. FY23 Sales growth outlook impacted by strategic decision to pullback on promotional activity with 1H further pressured by pullback in off-price wholesale business. Operating Margin outlook incorporates expectation of increased full price selling, lower discounting and transformation plan initiatives as well as royalty fees, expense favorability in prior year due to wind down of Rebecca Taylor and the re-establishment of incentive compensation.

APPENDIX

Non-GAAP Reconciliation